UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K/A
Amendment No. 12

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017
MVP REIT II, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-205893	47-3945882
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8880 W. SUNSET ROAD SUITE 240, LAS VEGAS, NV		89148
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 534-5577

N/A
(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note

This report on Form 8-K/A is being filed by MVP REIT II, Inc. (the "Company") as Amendment No. 13 ("Amendment No. 13") to the Current Report on Form 8-K, filed May 15, 2017, as previously amended by Amendment No. 1 to the Current Report on Form 8-K/A, filed May 24, 2017, Amendment No. 2 to the Current Report on Form 8-K/A, filed June 2, 2017, Amendment No. 3 to the Current Report on Form 8-K/A, filed June 12, 2017, Amendment No. 4 to the Current Report on Form 8-K/A, filed June 26, 2017, Amendment No. 5 to the Current Report on Form 8-K/A, filed July 11, 2017, Amendment No. 6 to the Current Report on Form 8-K/A, filed July 24, 2017, Amendment No. 7 to the Current Report on Form 8-K/A, filed August 4, 2017, Amendment No. 8 to the Current Report on Form 8-K/A, filed August 15, 2017, Amendment No. 9 to the Current Report on Form 8-K/A, filed August 25, 2017, Amendment No. 10 to the Current Report on Form 8-K/A, filed September 5, 2017, Amendment No. 11 to the Current Report on Form 8-K/A, filed September 15, 2017, Amendment No. 12 to the Current Report on Form 8-K/A, filed September 28, 2017  (as previously amended, the "Original Report"), solely to update for the number of shares of Series 1 Convertible Redeemable Preferred Stock ("Series 1 Stock"), and corresponding warrants to purchase 35 shares of the Company's common stock for every $1,000 of Series 1 Stock subscribed (the "Warrants"), which have been sold pursuant to a private placement offering to accredited investors (the "Private Offering"). Except as described in this Explanatory Note, no attempt has been made in this Amendment No. 12 to modify or update other disclosures presented in the Original Report.

Item 3.02  Unregistered sales of Equity Securities.

As of the date of this filing, pursuant to the Private Offering, the Company sold a total of approximately 15,188 shares of its Series 1 Stock, along with the corresponding Warrants, to accredited investors for total gross proceeds of approximately $15,188,514 (which amount includes 2,000 shares of Series 1 Stock issued upon the conversion of a convertible note in the principal amount of $2,000,000 previously issued by the Company in April 2017).

The Company issued and sold the Series 1 Stock and Warrants in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.  Each  holder has represented that the holder is an accredited investor, as that term is defined in Regulation D, and has acquired the shares of Series 1 Stock and Warrants for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: October 6, 2017

MVP REIT II, INC.

/s/ Michael Shustek
By: Michael Shustek
 Chief Executive Officer